                                                                       EXHIBIT 2


                                VOTING AGREEMENT

                  THIS VOTING AGREEMENT dated as of June 23, 2002 (this "Agreement"), by and among Liberty Broadband Interactive Television, Inc., a Delaware corporation ("Parent"), and Wink Interactive, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("WII," and together with Parent, the "Parent Parties") and the stockholders of Wink Communications, Inc., a Delaware corporation (the "Company"), listed on Exhibit A attached hereto (each, a "Stockholder" and, collectively, the "Stockholders"). Capitalized terms used but not defined herein shall have the meaning set forth in the Merger Agreement (as defined below).

                                    RECITALS

                  WHEREAS, Liberty Media Corporation, a Delaware corporation ("Liberty"), the Parent Parties, the Company, and Walnut Merger Corp., a Delaware corporation and a wholly owned subsidiary of WII ("Merger Sub"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as such agreement may be modified or amended from time to time, the "Merger Agreement"), providing for the merger of Merger Sub with and into the Company, with the Company as the surviving corporation in the merger (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

                  WHEREAS, each Stockholder owns certain shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"); and

                  WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Liberty, the Parent Parties and Merger Sub have requested that each Stockholder enter into this Agreement.

                  NOW, THEREFORE, to induce Liberty, the Parent Parties and Merger Sub to enter into, and in consideration of their entering into, the Merger Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein, the parties agree as follows:

                  1. Representations and Warranties of Stockholders. Each of the Stockholders represents and warrants to the Parent Parties that (a) such Stockholder owns beneficially (as defined below) the number of shares of Common Stock set forth opposite such Stockholder's name on Exhibit A attached hereto (such shares of Common Stock, the "Subject Shares"), free and clear of all Liens or Restrictions and, except for this Agreement and the Merger Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or Voting (as defined in Section 2) of such Subject Shares and there are no Voting trusts or Voting agreements with respect to such Subject Shares, (b) such Stockholder does not beneficially own any shares of Common Stock other than such Stockholder's Subject Shares and does not have any options, warrants or other rights to acquire any additional shares of capital stock of the Company or any security exercisable for or convertible into shares of capital stock of the Company other than those options, warrants or other rights set forth opposite such Stockholder's name on Exhibit A hereto (such Stockholder's "Options") and each Stockholder represents and warrants that such Stockholder shall not exercise any such Options prior to the termination of this Agreement except in accordance with Section 7 of this Agreement, (c) such Stockholder has not appointed or granted any proxy, which appointment or grant is still effective with respect to the Subject Shares or any New Shares, (d) if such Stockholder is not a natural person, such Stockholder is duly incorporated or organized and validly existing under the laws of its jurisdiction of incorporation or organization and is duly authorized to do business and is in good standing under the laws of its jurisdiction of incorporation or organization and if such Stockholder is a natural person, such Stockholder has the capacity to enter into this Agreement, (e) such Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully such Stockholder's obligations hereunder and this Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies), (f) other than filings under the Exchange Act, no notices, reports or other filings are required to be made by such Stockholder with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by such Stockholder from, any Governmental Entity, in connection with the execution and delivery of this Agreement by such Stockholder, and (g) the execution, delivery and performance of this Agreement by such Stockholder does not, and the consummation by such Stockholder of the transactions contemplated hereby will not, (i) violate, conflict with or constitute a breach of, or a default under, the certificate of incorporation or by-laws of such Stockholder or any or their comparable governing instruments (if such Stockholder is not a natural person), (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, modification or acceleration) (whether after the giving of notice or the passage of time or both) under any Contract to which such Stockholder is a party or by which any of its assets are bound, (iii) will not result in the creation of any Lien on any of the assets of such Stockholder or (iv) result in a violation of, under or pursuant to any law, rule, regulation, order, judgment or decree applicable to such Stockholder or by which any of its assets are bound. For the purposes of this Agreement, a Person "beneficially" owns a security if such Person, directly or indirectly, through any contract, arrangement, understanding or otherwise has (A) the power to vote, or direct the vote of such security and (B) the power to dispose, or direct the disposition of such security.

                  2. Agreement to Deliver Proxy. Each of the Stockholders severally agrees to deliver to Parent on the date hereof an irrevocable proxy substantially in the form attached hereto as Exhibit B to Vote such Stockholder's Subject Shares (a) in favor of approval and adoption of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (the Merger together with such transactions, collectively, the "Transactions") at any meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof, (b) against any action, approval or agreement that would compete with or materially impede, interfere with, adversely affect or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, including, without limitation, any Alternative Proposal, (c) against any action, approval or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement and (d) except for the Transactions, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries, in each case, to the same extent and with the same effect as such Stockholder might or could do under applicable law, rules and regulations. The proxy delivered by each of the Stockholders pursuant to this Section 2 shall be irrevocable during the term of this Agreement to the extent permitted under Delaware law. For purposes of this Agreement, "Vote" shall include voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of any action (including, without limitation, consenting in accordance with Section 228 of the DGCL) or taking other action in favor of or against any action. "Voting" shall have a correlative meaning. Each of the Stockholders hereby revokes any and all previous proxies granted with respect to any of the Subject Shares and shall not hereafter, unless and until this Agreement terminates pursuant to Section 10 hereof, purport to grant any other proxy or power of attorney with respect to any of the Subject Shares or the New Shares or enter into any agreement (other than this Agreement), arrangement or understanding with any Person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Subject Shares or the New Shares covering the subject matter hereof. Each of the Stockholders acknowledges receipt and review of a copy of the Merger Agreement.

                  3. No Proxy Solicitations. Each of the Stockholders severally agrees that such Stockholder will not, nor will such Stockholder permit any entity or person under such Stockholder's control, (a) to solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to or in competition with the consummation of the Transactions or otherwise encourage or assist any party in taking or planning any action which would compete with or materially impede, interfere with, adversely effect or tend to discourage the Transactions or inhibit the timely consummation of such Transactions, (b) to directly or indirectly encourage, initiate or cooperate in a stockholders' Vote or action by consent of the Company's stockholders in opposition to or in competition with the consummation of the Transactions or (c) to become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Transactions.

                  4. Fiduciary Duties. Notwithstanding anything to the contrary in this Agreement, none of the agreements of the Stockholders contained herein shall restrict any Stockholder who is a director or an officer of the Company from taking any action, in his or her capacity, respectively, (a) as a director, if such director believes such action is necessary to satisfy such director's fiduciary duties to the stockholders of the Company, or (b) as an officer, if such officer is acting at the direction of the Company Board and in accordance with the terms and provisions of the Merger Agreement, including, without limitation, Section 6.5 thereof.

                  5. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Parent Parties or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholders, and the Parent Parties and Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Subject Shares, except as otherwise provided herein.

                  6. Transfer and Encumbrance. On or after the date hereof and during the term of this Agreement, each of the Stockholders agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of such Stockholder's Subject Shares, Options or New Shares (as defined in
Section 7), except, in the case of a Stockholder who is a natural person, such Stockholder may transfer its Subject Shares, Options or New Shares to (a) the spouse of such Stockholder, (b) the lineal descendants of such Stockholder, (c) an inter vivos trust whose sole beneficiaries are such Stockholder's spouse or lineal descendants or (d) an entity organized under Section 501(c)(3) of the Code, with the prior written consent of the Parent Parties which consent shall not be unreasonably withheld; provided, that, in each case, such transferee has agreed in writing to be bound by this Agreement and provided that such transfer does not adversely affect the Parent Parties' ability to satisfy the exemption requirements of Rule 14a 2(b)(2) of the Exchange Act.

                  7. Additional Purchases. Each of the Stockholders severally agrees that such Stockholder will not purchase or otherwise acquire beneficial ownership of any shares of Common Stock after the execution of this Agreement, including, but not limited to, acquisition by virtue of exercising any Option (such shares of Common Stock, "New Shares"), nor will any Stockholder voluntarily acquire the right to Vote or share in the Voting of any shares of Common Stock other than the Subject Shares, unless such Stockholder agrees to deliver to Parent immediately after such purchase or acquisition an irrevocable proxy substantially in the form attached hereto as Exhibit C with respect to such New Shares. Each of the Stockholders also severally agrees that any New Shares acquired or purchased by such Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted Subject Shares.

                  8. No Voting Trusts. Each of the Stockholders severally agrees that such Stockholder will not, nor will such Stockholder permit any Person under such Stockholder's control to, deposit any of such Stockholder's Subject Shares or New Shares in a Voting trust or subject any of such Stockholder's Subject Shares or New Shares to any arrangement with respect to the Voting of the Subject Shares or New Shares inconsistent with this Agreement.

                  9. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law.

                  10. Term and Termination. Subject to Section 14(i), the term of this Agreement shall commence on the date hereof, and such term and this Agreement shall terminate upon the earliest to occur of (i) the Effective Time and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

                  11. Certain Events. Each of the Stockholders severally agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares or New Shares and shall be binding upon any entity or person to which legal or beneficial ownership of such Subject Shares or New Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators or successors.

                  12. Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits and the other documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each of the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

                  13. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally (by courier service or otherwise) or mailed, certified or registered mail with postage prepaid, or sent by confirmed telecopier, as follows:

                  (a)      If to the Parent Parties:

                           Liberty Broadband Interactive Television, Inc. 2431 East 61st Street, Suite 800
                           Tulsa, Oklahoma 74135
                           Attention: Peter C. Boylan III
                           Facsimile: (918) 743-2301

                           with a copy to:

                           Liberty Media Corporation
                           12300 Liberty Boulevard
                           Englewood, Colorado 80112
                           Attention: Elizabeth M. Markowski
                           Facsimile: (720) 875-5858

                           with an additional copy to:

                           Baker Botts L.L.P.
                           30 Rockefeller Plaza
                           New York, New York 10112
                           Attention: Lee D. Charles, Esq.
                           Facsimile: (212) 408-2501

                  (b)      If to a Stockholder:

                           c/o Wink Communications, Inc.
                           1001 Marina Village Parkway
                           Alameda, California  94501
                           Attention: Mary Agnes Wilderotter
                           Facsimile: (510) 337-2992

                           with a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York 10019
                           Attention:  David K. Lakhdhir, Esq.
                           Facsimile:  (212) 757-3990


or to such other Person or address as any party shall specify by notice in writing to the other party. Any such notice shall be deemed to have been given
(i) upon actual delivery, if delivered by hand, (ii) on the third (3rd) business day following deposit of such notice, properly addressed with postage prepaid, with the United States Postal Service if mailed by registered or certified mail, return receipt requested, or (iii) upon sending such notice, if sent via facsimile, with confirmation of receipt, except that any notice of change of address shall be effective only upon actual receipt thereof.

                  14. Miscellaneous.

                  (a) Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  (b) Venue; Waiver of Jury Trial. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 13 of this Agreement or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

                  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14(b).

                  (c) Severability. In the event that any provision of the Agreement is held to be illegal, invalid or unenforceable in a final, unappealable order or judgment (each such provision, an "invalid provision"), then such provision shall be severed from this Agreement and the remaining provisions of this Agreement shall remain binding on the parties hereto. Without limiting the generality of the foregoing sentence, in the event a change in any applicable law, rule or regulation makes it unlawful for a party to comply with any of its obligations hereunder, the parties shall negotiate in good faith a modification to such obligation to the extent necessary to comply with such law, rule or regulation that is as similar in terms to the original obligation as may be possible while preserving the original intentions and economic positions of the parties as set forth herein to the maximum extent feasible.

                  (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                  (e) Further Assurances. Each party hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or desirable to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

                  (f) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

                  (g) THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD

PARTY ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

                  (h) Assignment. Neither any Stockholder nor any Parent Party may assign any of his, her or its rights or obligations under this Agreement without the prior written consent of the other parties hereto, except (i) as contemplated by Section 6 of this Agreement and (ii) that a Parent Party may assign its rights and obligations hereunder to any of its direct or indirect wholly owned subsidiaries (including Merger Sub), but no such assignment shall relieve such Parent Party of its obligations hereunder if such transferee does not perform such obligations. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  (i) Effectiveness. The obligations of the Stockholders set forth in this Agreement shall not be effective or binding upon the Stockholders until after such time as the Merger Agreement is executed and delivered by Liberty, the Parent Parties, Merger Sub and the Company.

                  (j) Joint Participation in Drafting this Agreement. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the drafting, review and revision of this Agreement and that it has not been written solely by counsel for one party and that each party has had the benefit of its independent legal counsel's advice with respect to the terms and provisions hereof and its rights and obligations hereunder. Each party hereto, therefore, stipulates and agrees that the rule of construction to the effect that any ambiguities are to be or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor any party against another and that no party shall have the benefit of any legal presumption or the detriment of any burden of proof by reason of any ambiguity or uncertain meaning contained in this Agreement.

                  (k) Expenses. Whether or not the Transactions are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such cost or expense.

                  (l) Public Announcements. Without the prior written consent of the Parent Parties, none of the Stockholders shall issue any press release or make any public statements with respect to this Agreement, the Merger Agreement or the Transactions, except as may be required by applicable law or court process.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                 LIBERTY BROADBAND INTERACTIVE TELEVISION, INC.


                                 By:   /s/ Peter C. Boylan III
                                    --------------------------------------------
                                    Name:  Peter C. Boylan III
                                    Title: Authorized Signatory


                                 WINK INTERACTIVE, INC.


                                 By:   /s/ Peter C. Boylan III
                                    --------------------------------------------
                                    Name:  Peter C. Boylan III
                                    Title: President and Chief Executive Officer


                                 BRIAN P. DOUGHERTY


                                 /s/ Brian P. Dougherty
                                    --------------------------------------------


                                 BENCHMARK CAPITAL PARTNERS LP

                                 By: Benchmark Capital Management Co., L.L.C., its General Partner


                                 By:   /s/ Steven M. Spurlock
                                    --------------------------------------------
                                    Name: Steven M. Spurlock
                                    Title: Managing Member


                                 BENCHMARK FOUNDERS FUND LP

                                 By: Benchmark Capital Management Co., L.L.C.,
                                     its General Partner


                                 By:   /s/ Steven M. Spurlock
                                    --------------------------------------------
                                    Name: Steven M. Spurlock
                                    Title: Managing Member

                                 MARY AGNES WILDEROTTER

                                 /s/ Mary Agnes Wilderotter
                                 -----------------------------------------------


                                 MICHAEL FUCHS

                                 /s/ Michael Fuchs
                                 -----------------------------------------------


                                 BRUCE DUNLEVIE

                                 /s/ Bruce Dunlevie
                                 -----------------------------------------------


                                 F. PHILIP HANDY

                                 /s/ F. Philip Handy
                                 -----------------------------------------------


                                 MELINDA WHITE

                                 /s/ Melinda White
                                 -----------------------------------------------


                                 TIMOTHY V. TRAVAILLE

                                 /s/ Timothy V. Travaille
                                 -----------------------------------------------


                                 TERRI DIAL

                                 /s/ Terri Dial
                                 -----------------------------------------------


                                 CHARLES MCCULLOUGH

                                 /s/ Charles McCullough
                                 -----------------------------------------------


                                 DON OHLMEYER JR.

                                 /s/ Don Ohlmeyer Jr.
                                 -----------------------------------------------

                                                                       EXHIBIT A


                            STOCKHOLDER OWNERSHIP OF
                           SUBJECT SHARES AND OPTIONS
--------------------------------------------------------------------------------
Stockholder                                 Subject Shares            Options(1)
--------------------------------------------------------------------------------

Brian P. Dougherty                            3,844,500                     0
--------------------------------------------------------------------------------

Benchmark Capital Partners LP                 1,093,358                     0
--------------------------------------------------------------------------------

Benchmark Founders Fund LP                      142,059                     0
--------------------------------------------------------------------------------

Mary Agnes Wilderotter                        1,032,333               747,667
--------------------------------------------------------------------------------

Michael Fuchs                                   337,500                50,000
--------------------------------------------------------------------------------

Bruce Dunlevie                                  100,000                50,000
--------------------------------------------------------------------------------

F. Philip Handy                                  81,751                40,000
--------------------------------------------------------------------------------
Melinda White                                    56,667               137,833
--------------------------------------------------------------------------------

Timothy V. Travaille                             36,032               312,945
--------------------------------------------------------------------------------
Terry Dial                                       18,750                40,000
--------------------------------------------------------------------------------
Charlie McCullough                               13,958               240,445
--------------------------------------------------------------------------------

Don Ohlmeyer Jr.                                  2,250                50,000
--------------------------------------------------------------------------------

TOTAL                                         6,759,158             1,668,890
--------------------------------------------------------------------------------



----------

(1) Includes options which the Company has agreed to grant on July 31, 2002 pursuant to the Offer to Exchange (as defined in the Merger Agreement).

                                                                       EXHIBIT B


                                  FORM OF PROXY

                  The undersigned, for consideration received, hereby constitutes and appoints Peter Boylan or Mark Allen or another representative of Liberty Broadband Interactive Television, Inc., a Delaware corporation ("Parent"), designated by it and each of them as my true and lawful attorneys and proxies, with full power of substitution and resubstitution, and hereby authorizes each, for and in its name, place and stead, to the same extent and with the same effect as the undersigned might or could do under applicable law, rules or regulations (i) to vote all shares of Common Stock, par value $0.001 per share, of Wink Communications, Inc., a Delaware corporation (the "Company"), owned by the undersigned (the "Subject Shares") as of the date hereof at any meetings of stockholders of the Company after the date hereof and at any adjournment or postponement thereof (each, a "Company Meeting") FOR approval and adoption of the Agreement and Plan of Merger, dated as of June __, 2002 (the "Merger Agreement"), by and among the Company, Liberty Media Corporation, a Delaware corporation, Parent, Wink Interactive, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("WII," and together with Parent, the "Parent Parties"), and Walnut Merger Corp., a Delaware corporation and a wholly owned subsidiary of WII, and the transactions contemplated thereby and AGAINST
(a) any action, approval or agreement that would compete with or materially impede, interfere with, adversely effect or tend to discourage the transactions contemplated by the Merger Agreement or inhibit the timely consummation of such transactions, including, without limitation, any Alternative Proposal, (b) any action, approval or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, or (c) except for the transactions contemplated by the Merger Agreement, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries, and (ii) to withhold consents with respect to such Subject Shares for (a) any action, approval or agreement that would compete with or materially impede, interfere with, adversely effect or tend to discourage the transactions contemplated by the Merger Agreement or inhibit the timely consummation of such transactions, including, without limitation, any Alternative Proposal, (b) any action, approval or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, or (c) except for the transactions contemplated by the Merger Agreement, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of June __, 2002, by and among certain stockholders of the Company, including the undersigned, and the Parent Parties terminates in accordance with its terms, at which time this proxy shall expire.

                                               Dated June __, 2002



                                               ---------------------------------

                                                 (Signature of Stockholder)

                                                                       EXHIBIT C


                                  FORM OF PROXY

                  The undersigned, for consideration received, hereby constitutes and appoints Peter Boylan or Mark Allen or another representative of Liberty Broadband Interactive Television, Inc., a Delaware corporation ("Parent"), designated by it and each of them as my true and lawful attorneys and proxies, with full power of substitution and resubstitution and hereby authorizes each, for and in its name, place and stead, to the same extent and with the same effect as the undersigned might or could do under applicable law, rules or regulations (i) to vote the ____ shares of Common Stock, par value $0.001 per share (the "New Shares"), of Wink Communications, Inc., a Delaware corporation (the "Company"), purchased or otherwise acquired by the undersigned, or for which the undersigned has voluntarily acquired the right to vote or share in the voting of such shares, since the execution of the Voting Agreement, dated as of June __, 2002 (the "Voting Agreement"), by and among certain stockholders of the Company, including the undersigned, Parent and Wink Interactive, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("WII," and together with Parent, the "Parent Parties"), at any meetings of stockholders of the Company, after the date hereof and at any adjournment or postponement thereof (each, a "Company Meeting") FOR approval and adoption of the Agreement and Plan of Merger, dated as of June ___, 2002 (the "Merger Agreement"), by and among the Company, Liberty Media Corporation, a Delaware corporation, the Parent Parties and Walnut Merger Corp., a Delaware corporation and a wholly owned subsidiary of WII, and the transactions contemplated thereby and AGAINST (a) any action, approval or agreement that would compete with or materially impede, interfere with, adversely effect or tend to discourage the transactions contemplated by the Merger Agreement or inhibit the timely consummation of such transactions, including, without limitation, any Alternative Proposal, (b) any action, approval or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, or (c) except for the transactions contemplated by the Merger Agreement, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries, and (ii) to withhold consents with respect to such New Shares for (a) any action, approval or agreement that would compete with or materially impede, interfere with, adversely effect or tend to discourage the transactions contemplated by the Merger Agreement or inhibit the timely consummation of such transactions, including, without limitation, any Alternative Proposal, (b) any action, approval or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, or (c) except for the transactions contemplated by the Merger Agreement, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries. This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms, at which time this proxy shall expire.

                                               Dated June __, 2002



                                               ---------------------------------

                                                 (Signature of Stockholder)